Credit Commitments	12 Months Ended
Dec. 31, 2012
Credit Commitments
Credit Commitments
CREDIT COMMITMENTS

Revolving credit facilities
We have three global credit facilities with a syndicate of banks totaling $10.00 billion (Credit Facility) available in the aggregate to both Caterpillar and us for general liquidity purposes.  Based on management's allocation decision, which can be revised from time to time, the portion of the Credit Facility available to us as of December 31, 2012 was $7.25 billion.

•	The 364-day facility of $3.00 billion (of which $2.18 billion is available to us) expires in September 2013.

•	The 2010 four-year facility, as amended, of $2.60 billion (of which $1.88 billion is available to us) expires in September 2015.

•	The 2011 five-year facility, as amended, of $4.40 billion (of which $3.19 billion is available to us) expires in September 2017.

At December 31, 2012, Caterpillar’s consolidated net worth was $24.50 billion, which was above the $9.00 billion required under the Credit Facility.  The consolidated net worth is defined in the Credit Facility as the consolidated stockholder’s equity including preferred stock but excluding the pension and other postretirement benefits balance within Accumulated other comprehensive income/(loss).

At December 31, 2012, our covenant interest coverage ratio was 1.70 to 1.  This is above the 1.15 to 1 minimum ratio calculated as (1) profit excluding income taxes, interest expense and net gain/(loss) from interest rate derivatives to (2) interest expense calculated at the end of each calendar quarter for the rolling four quarter period then most recently ended, required by the Credit Facility.

In addition, at December 31, 2012, our six-month covenant leverage ratio was 8.70 to 1 and our year-end covenant leverage ratio was 8.74 to 1.  This is below the maximum ratio of debt to net worth of 10 to 1, calculated (1) on a monthly basis as the average of the leverage ratios determined on the last day of each of the six preceding calendar months and (2) at each December 31, required by the Credit Facility.

In the event either Caterpillar or we do not meet one or more of our respective financial covenants under the Credit Facility in the future (and are unable to obtain a consent or waiver), the bank group may terminate the commitments allocated to the party that does not meet its covenants.  Additionally, in such event, certain of our other lenders under other loan agreements where similar financial covenants or cross default provisions are applicable, may, at their election, choose to pursue remedies under those loan agreements, including accelerating the repayment of outstanding borrowings.  At December 31, 2012, there were no borrowings under the Credit Facility.

Bank borrowings
Credit lines with banks as of December 31, 2012 totaled $4.40 billion.  These committed and uncommitted credit lines, which may be eligible for renewal at various future dates or have no specified expiration date, are used primarily by our non-U.S. subsidiaries for local funding requirements.  The remaining available credit commitments may be withdrawn any time at the lenders' discretion.  As of December 31, 2012, we had $2.02 billion outstanding against these credit lines compared with $2.11 billion as of December 31, 2011, and were in compliance with all debt covenants under these credit lines.

Variable denomination floating rate demand notes
We obtain funding from the sale of variable denomination floating rate demand notes, which may be redeemed at any time at the option of the holder without any material restriction.  We do not hold reserves to fund the payment of the demand notes.  The notes are offered on a continuous basis by prospectus only.

Notes receivable from/payable to Caterpillar
Under our variable amount lending agreements and other notes receivable with Caterpillar, we may borrow up to $2.45 billion from Caterpillar, and Caterpillar may borrow up to $1.66 billion from us.  The agreements are in effect for indefinite periods of time and may be changed or terminated by either party with 30 days notice.  We had notes receivable of $360 million and notes payable of $208 million outstanding under these agreements as of December 31, 2012, compared with notes receivable of $327 million as of December 31, 2011.

Committed credit facility
In addition, during the first quarter of 2011, we extended a $2 billion committed credit facility to Caterpillar, which expires in February 2019.  We receive a fee from Caterpillar based on amounts drawn under the credit facility and a commitment fee for the undrawn amounts under the credit facility.  At December 31, 2012, there were no borrowings under this credit facility.